TCW/DW TERM TRUST 2000         Two World Trade Center, New York, New York 10048
LETTER TO THE SHAREHOLDERS September 30, 1998


DEAR SHAREHOLDER:

For the fiscal year ended September 30, 1998, TCW/DW Term Trust 2000's net asset value increased from $9.52 per share to $10.11 per share. Based on this change, and including reinvestment of dividends totaling $0.56 per share, the Trust's total return for the fiscal year was 12.75 percent. Over the same period, the market price of the Trust's shares on the New York Stock Exchange
(NYSE) increased from $8.875 per share to $9.688 per share. Based on this change and including reinvestment of dividends, the Trust's total return for the fiscal year was 15.92 percent.


THE MARKET

International developments and the flow of capital played prominent roles in the movement of the U.S. fixed-income markets over the past six months. A seemingly endless stream of bad news out of the world's emerging markets induced investors to seek the safety of the U.S. Treasury market. As a result, U.S. Treasury yields plummeted and in late September the yield on the 30-year U.S. Treasury bond broke through five percent for the first time since 1967. Over the last five months, the yield on the 30-year U.S. Treasury bond has fallen 100 basis points with the majority of the decline occurring since the beginning of August, coinciding with the downturn in the U.S. stock market and the increased turmoil in the global markets.

The economic collapse in Russia, threats to Latin America's stability and Asia's persistent problems have some economists forecasting a global recession. Indeed, the bailout of a prominent "hedge" fund, Long Term Capital Management, was viewed by some observers as an indication of how fragile the financial system has become. Despite the Federal Reserve Board's decision to cut the federal-funds rate by 25 basis points (0.25 percentage points) at the end of September, many investors remained concerned about the condition of financial systems worldwide. However, concerns were eased somewhat when the central bank initiated another 25 basis point cut less than a month later, suggesting a commitment to keeping the U.S. financial system on track.

TCW/DW TERM TRUST 2000
LETTER TO THE SHAREHOLDERS September 30, 1998, continued

According to the Trust's adviser, TCW Funds Management, Inc. (TCW), it is highly unusual to see U.S. Treasury yields as far below the federal-funds rate as they are currently. In TCW's view this scenario is an indication that the market expects the central bank to continue cutting rates. Despite the turmoil in many overseas economies and the very real possibility that these problems may spill over into the United States, the domestic economy to date has been strong. Unemployment is low, wages have been on an upswing and consumer spending has been growing. Although some analysts feel that the recent decline in the U.S. stock market and the uncertain political environment in Washington, D.C. may slow the economy in the third and fourth quarters of 1998, consumer confidence remains high. Inflation is below two percent and the federal budget surplus is growing. In TCW's view, while this scenario could dampen enthusiasm for further interest rate cuts, the recent easing is justified both as a preemptive strike against both the increased likelihood of an economic slowdown and the growing evidence of financial distress in the United States.


THE PORTFOLIO

Approximately 59 percent of the Trust's portfolio is invested in mortgage pass-through and asset-backed securities issued by agencies of the U.S. government or AAA-rated collateralized mortgage obligations (CMOs) with durations, average lives or expected maturity dates that correspond closely to the Trust's termination date. An additional 28 percent of the portfolio is invested in inverse floating rate CMOs issued by U.S. government agencies. As a reminder, inverse floaters have coupons that reset by a multiple in a direction opposite to that of a specified index. Approximately 13 percent of the portfolio is invested in AAA-rated municipal bonds and short-term investments. The municipal bond holdings play an important role as the Trust seeks to achieve its objective of returning the original $10 per share offering price to shareholders at maturity. As of September 30, 1998, the Trust's degree of leverage (the ratio of debt to assets) was 11.6 percent of total assets.


LOOKING AHEAD

The mortgage-backed sector has underperformed the fixed-income market as a whole over the past several months. Refinancing activity has not yet surpassed the peak levels recorded during the first quarter of 1998, but analysts expect new records to be set in the next few weeks. Mortgage lenders have been unable to sell mortgages in this environment and have had little incentive to lower rates. As a result, mortgage rates have declined much slower than U.S. Treasury yields and mortgage spreads are now wider than they have been in several years. The combination of wider spreads and the threat of another wave of refinancing activity have kept many investors temporarily out of the mortgage-backed sector. Although dealer reluctance to take on additional risk in this environment has slowed CMO issuance dramatically, new CMO issuance year-to-date already exceeds last year's volume.

TCW/DW TERM TRUST 2000
LETTER TO THE SHAREHOLDERS September 30, 1998, continued

Despite the possibility that mortgage spreads could widen further, TCW believes that purchases made at current levels are poised to perform well over the remainder of the Trust's life. Today's high yield levels, combined with the Trust's continued focus on call protection, enables the portfolio management team to maintain a positive outlook for the mortgage-backed sector in general and the Trust in particular.

The Trust's net asset value and NYSE market values will continue to fluctuate in response to changes in market conditions and interest rates. As stated in the Trust's original prospectus, the Trust's income and dividends are expected to decline to some extent over the term of the Trust and as the Trust approaches its termination date.

We would like to remind you that the Trustees have approved a procedure whereby the Trust may attempt, when appropriate, to reduce or eliminate a market value discount from net asset value by repurchasing shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the period under review, the Trust purchased 2,932,700 shares of common stock at a weighted average market discount of 4.97 percent.

We appreciate your support of TCW/DW Term Trust 2000 and look forward to continuing to serve your investment needs and objectives.


Very truly yours,
[GRAPHIC OMITTED]




CHARLES A. FIUMEFREDDO
Chairman of the Board

TCW/DW TERM TRUST 2000
PORTFOLIO OF INVESTMENTS September 30, 1998


 PRINCIPAL
 AMOUNT IN                                                                                    COUPON     MATURITY
 THOUSANDS                                                                                     RATE        DATE         VALUE
-----------                                                                               ------------- ---------- --------------
              COLLATERALIZED MORTGAGE OBLIGATIONS (72.6%)

              U.S. GOVERNMENT AGENCIES (37.4%)
  $ 8,871     Federal Home Loan Mortgage Corp. 1604 JD ..................................   5.534+%     11/15/08    $  9,178,875
   13,894     Federal Home Loan Mortgage Corp. 1609 LG (PAC) ............................   5.145+      11/15/23      14,224,355
    8,528     Federal Home Loan Mortgage Corp. 1635 IB (PAC) ............................   4.366+      12/15/08       8,812,732
   17,307     Federal Home Loan Mortgage Corp. 1635 P (TAC) .............................   6.366+      12/15/08      17,647,329
    9,122     Federal Home Loan Mortgage Corp. 1649 S ...................................   7.776+      12/15/08       8,962,262
    7,243     Federal Home Loan Mortgage Corp. 1661 SB ..................................   7.114+      01/15/09       6,836,010
   16,932     Federal Home Loan Mortgage Corp. 1661 SD ..................................   2.225+      01/15/09      12,010,921
    9,076     Federal Home Loan Mortgage Corp. 1671 MB (PAC) ............................   9.012+      02/15/24       9,271,612
   13,740     Federal Home Loan Mortgage Corp. 1673 S ...................................   7.148+      10/15/22      11,872,281
    3,267     Federal Home Loan Mortgage Corp. 1680 EA (PAC) ++ .........................   6.50        02/15/24       3,366,243
   16,260     Federal Home Loan Mortgage Corp. 1939 C ++ ................................   7.00        05/15/17      16,310,650
   13,997     Federal National Mortgage Assoc. 1993-170 SE ..............................   7.508+      09/25/08      13,764,578
    4,886     Federal National Mortgage Assoc. 1993-188 AN (PAC) ........................   6.00 +      10/25/08       4,974,931
   14,588     Federal National Mortgage Assoc. 1993-214 S (TAC) .........................   5.804+      12/25/08      13,621,997
    3,743     Federal National Mortgage Assoc. 1993-225 SU (PAC) ........................   6.195+      12/25/23       3,448,317
    8,655     Federal National Mortgage Assoc. 1994-17 S ................................   7.052+      02/25/09       8,701,335
    9,414     Federal National Mortgage Assoc. 1997-41 C ................................   7.25        12/18/16       9,445,847
    1,862     Federal National Mortgage Assoc. 1993-35 SB (PAC) .........................  10.791+      11/25/23       1,843,421
                                                                                                                    ------------
              TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $176,314,319) ....................................     174,293,696
                                                                                                                    ------------
              PRIVATE ISSUES (35.2%)
   17,028     CMC Securities Corp. III 1994-A6 (PAC) ....................................   6.75        02/25/24      17,639,816
   14,400     CountryWide Funding Corp. 1993-10 A3 (PAC) ................................   6.75        01/25/24      14,926,464
   22,000     CountryWide Home Loans 1997-3 A2 (PAC) ....................................   7.50        06/25/27      22,577,500
    7,893     CountryWide Mortgage-Backed Securities, Inc. 1993-E A2 (PAC) ..............   6.50        01/25/24       7,857,614
   18,691     General Electric Capital Mortgage Services, Inc. 1994-1 A5 (TAC) ..........   6.50        01/25/24      18,694,338
   29,643     General Electric Capital Mortgage Services, Inc. 1994-6 A9 (TAC) ..........   6.50        09/25/22      29,936,158
   24,793     Norwest Asset Securities Corp. 1997-6 A1 (PAC) ............................   7.50        05/25/27      25,435,883
   13,233     Prudential Home Mortgage Securities 1993-34 C A1 (PAC) ....................   7.00        08/25/23      13,221,159
   10,169     Residential Funding Mortgage Securities I 1993-S43 A3 .....................   5.95        11/25/23      10,116,854
    3,419     Securitized Asset Sales, Inc. 1995-6 A1 ...................................   7.00        12/25/10       3,414,387
                                                                                                                    ------------
              TOTAL PRIVATE ISSUES (Identified Cost $160,739,237)...............................................     163,820,173
                                                                                                                    ------------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
              (Identified Cost $337,053,556) ...................................................................     338,113,869
                                                                                                                    ------------
              ASSET-BACKED SECURITIES (5.1%)
   23,664     Bear Asset Trust Securities 1997-1 A - 144A*
              (Identified Cost $23,745,683)..............................................   6.686       06/15/03      23,841,820
                                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2000
PORTFOLIO OF INVESTMENTS September 30, 1998, continued


 PRINCIPAL
 AMOUNT IN                                                                               COUPON      MATURITY
 THOUSANDS                                                                                RATE         DATE            VALUE
-----------                                                                            ---------- -------------- ----------------
            U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES (20.4%)
  $ 8,910   Federal Home Loan Mortgage Corp. PC Gold .................................  6.00%      02/01/09       $   9,010,550
   78,214   Federal National Mortgage Assoc. ++ ......................................  5.50-      08/01/01-
                                                                                        6.00       02/01/09          78,189,329
    7,668   Government National Mortgage Assoc. II ARM ...............................  6.875      06/20/25           7,769,932
                                                                                                                  -------------
            TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES
            (Identified Cost $93,477,875) ....................................................................       94,969,811
                                                                                                                  -------------
            TAX-EXEMPT MUNICIPAL BONDS (12.9%)
            Electric Revenue (1.7%)
    5,825   Owensboro, Kentucky, Electric Light & Power Refg Ser B (AMBAC) ........... 0.00        01/01/02           5,160,251
    3,255   Intermountain Power Agency, Utah, Refg Ser A (AMBAC) ..................... 0.00        07/01/01           2,932,202
                                                                                                                  -------------
                                                                                                                      8,092,453
                                                                                                                  -------------
            Other Revenue (5.9%)
   10,000   North Slope Boro, Alaska, Ser B (MBIA) ................................... 0.00        01/01/01           9,180,800
    2,000   Maricopa County Unified High School District #40, Arizona, Glendale Refg
              (AMBAC) ................................................................ 0.00        07/01/01           1,805,560
    4,250   Boston, Massachusetts, Refg Ser A (AMBAC) ................................ 4.30        07/01/01           4,325,990
   13,650   Texas, Refg Ser A (AMBAC) ................................................ 0.00        10/01/01          12,198,322
                                                                                                                  -------------
                                                                                                                     27,510,672
                                                                                                                  -------------
            Resource Recovery Revenue (1.3%)
    5,620   Westchester County Industrial Development Agency, New York, Resco Co
              Ser A (AMBAC) .......................................................... 4.95        07/01/01           5,803,437
                                                                                                                  -------------
            Transportation Facilities Revenue (1.9%)
   10,000   Kentucky Turnpike Authority, Economic Development Road Revitalization
              Refg (FGIC) ............................................................ 0.00        01/01/02           8,858,800
                                                                                                                  -------------
            Water & Sewer Revenue (2.1%)
   10,855   New Jersey Wastewater Treatment, Ser A (FGIC) ............................ 0.00        09/01/01           9,728,034
                                                                                                                  -------------
            TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $56,836,451)....................................       59,993,396
                                                                                                                  -------------
            SHORT-TERM INVESTMENTS (1.8%)
            U.S. GOVERNMENT AGENCY (a) (0.8%)
    4,000   Federal Home Loan Bank (Amortized Cost $3,991,989)........................ 5.15        10/15/98           3,991,989
                                                                                                                  -------------
            REPURCHASE AGREEMENT (1.0%)
    4,672   The Bank of New York (dated 09/30/98; proceeds $4,672,923) (b)
              (Identified Cost $4,672,274) ........................................... 5.00        10/01/98           4,672,274
                                                                                                                  -------------
            TOTAL SHORT-TERM INVESTMENTS (Identified Cost $8,664,263) ........................................        8,664,263
                                                                                                                  -------------
            TOTAL INVESTMENTS (Identified Cost $519,777,828) (c) ..............................      112.8 %        525,583,159
            LIABILITIES IN EXCESS OF OTHER ASSETS .............................................      (12.8)         (59,738,336)
                                                                                                     -------      -------------
            NET ASSETS ........................................................................      100.0 %      $ 465,844,823
                                                                                                     =======      =============

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2000
PORTFOLIO OF INVESTMENTS September 30, 1998, continued

---------------
ARM   Adjustable rate mortgage.
PC    Participation Certificate.
PAC   Planned Amortization Class.
TAC   Targeted Amortization Class.
*     Resale is restricted to qualified institutional investors.
+ Inverse floater: interest rate moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index), typically at a multiple of the changes of the relevant index rate.
++ Some or all of these securities are pledged in connection with reverse repurchase agreements.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $4,709,004 Federal Home Loan Bank 6.00% due at 07/23/01 valued at $4,765,719.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $12,026,835 and the aggregate gross unrealized depreciation is $6,221,504, resulting in net unrealized appreciation of $5,805,331.



Bond Insurance:
---------------
AMBAC AMBAC Indemnity Corporation.
FGIC  Financial Guaranty Insurance Company.
MBIA  Municipal Bond Investors Assurance Corporation.


                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2000
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
September 30, 1998


ASSETS :
Investments in securities, at value
  (identified cost $519,777,828) .......................................  $525,583,159
Interest receivable ....................................................     2,333,552
Deferred organizational expenses .......................................         1,101
Prepaid expenses and other assets ......................................        16,038
                                                                          ------------
   TOTAL ASSETS  .......................................................   527,933,850
                                                                          ------------
LIABILITIES :
Reverse repurchase agreements ..........................................    60,906,000
Payable for :
   Shares of beneficial interest repurchased ...........................       457,988
   Interest ............................................................       342,539
   Management fee  .....................................................       150,747
   Investment advisory fee  ............................................       100,498
Payable to bank  .......................................................         1,515
Accrued expenses .......................................................       129,740
Contingencies (Note 9) .................................................        --
                                                                          ------------
   TOTAL LIABILITIES ...................................................    62,089,027
                                                                          ------------
   NET ASSETS ..........................................................  $465,844,823
                                                                          ============
COMPOSITION OF NET ASSETS :
Paid-in-capital ........................................................  $448,977,741
Net unrealized appreciation  ...........................................     5,805,331
Accumulated undistributed net investment income ........................    14,502,561
Accumulated net realized loss ..........................................    (3,440,810)
                                                                          ------------
   NET ASSETS ..........................................................  $465,844,823
                                                                          ============
NET ASSET VALUE PER SHARE,
  46,077,428 shares outstanding (unlimited shares authorized of $.01 par
  value) ...............................................................        $10.11
                                                                                ======



                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2000
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended September 30, 1998


NET INVESTMENT INCOME :
INTEREST INCOME ...............................  $36,366,844
                                                 -----------
EXPENSES
Management fee ................................    1,665,585
Investment advisory fee .......................    1,110,390
Transfer agent fees and expenses ..............      173,946
Professional fees  ............................      145,482
Shareholder reports and notices  ..............       54,834
Registration fees .............................       43,701
Insurance expenses ............................       37,634
Custodian fees ................................       36,136
Trustees' fees and expenses ...................       32,364
Organizational expenses  ......................        6,700
Other .........................................       38,256
                                                 -----------
   TOTAL OPERATING EXPENSES ...................    3,345,028
Interest expense ..............................    6,057,234
                                                 -----------
   TOTAL EXPENSES .............................    9,402,262
                                                 -----------
   NET INVESTMENT INCOME ......................   26,964,582
                                                 -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) :
Net realized loss .............................     (311,800)
Net change in unrealized depreciation .........   26,319,081
                                                 -----------
   NET GAIN ...................................   26,007,281
                                                 -----------
NET INCREASE ..................................  $52,971,863
                                                 ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2000
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS



                                                             FOR THE YEAR         FOR THE YEAR
                                                                 ENDED               ENDED
                                                          SEPTEMBER 30, 1998   SEPTEMBER 30, 1997
                                                         -------------------- -------------------
INCREASE (DECREASE) IN NET ASSETS :
OPERATIONS :
Net investment income ..................................    $  26,964,582        $  29,275,364
Net realized gain (loss) ...............................         (311,800)             291,013
Net change in unrealized depreciation ..................       26,319,081           33,894,424
                                                            -------------        -------------
   NET INCREASE ........................................       52,971,863           63,460,801
Dividends from net investment income ...................      (26,457,101)         (29,857,674)
Net decrease from transactions in shares of beneficial
  interest .............................................      (27,094,074)         (26,401,676)
                                                            -------------        -------------
   NET INCREASE (DECREASE) .............................         (579,312)           7,201,451
NET ASSETS :
Beginning of period ....................................      466,424,135          459,222,684
                                                            -------------        -------------
  END OF PERIOD
   (Including undistributed net investment income of
   $14,502,561 and $13,995,080, respectively) ..........    $ 465,844,823        $ 466,424,135
                                                            =============        =============

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2000
FINANCIAL STATEMENTS, continued

STATEMENT OF CASH FLOWS
For the year ended September 30, 1998


INCREASE (DECREASE) IN CASH:

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net investment income  ................................................. $ 26,964,582
Adjustments to reconcile net investment income to net cash provided by operating activities:
Decrease in receivables and other assets related to operations .........      494,842
Increase in payables related to operations .............................        7,280
Net amortization of discount/premium ...................................   (3,569,079)
                                                                         ------------
   NET CASH PROVIDED BY OPERATING ACTIVITIES ...........................   23,897,625
                                                                         ------------
CASH FLOWS PROVIDED BY INVESTING ACTIVITIES:
Purchases of investments  ..............................................  (26,937,530)
Principal prepayments/sales of investments .............................  128,786,963
Net purchases of short-term investments  ...............................   (6,221,983)
                                                                         ------------
   NET CASH PROVIDED BY INVESTING ACTIVITIES ...........................   95,627,450
                                                                         ------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
Net payments for shares of beneficial interest repurchased .............  (26,769,974)
Net payments for maturities of reverse repurchase agreements ...........  (66,298,000)
Dividends to shareholders from net investment income  ..................  (26,457,101)
                                                                         ------------
   NET CASH USED FOR FINANCING ACTIVITIES .............................. (119,525,075)
                                                                         ------------
NET INCREASE (DECREASE) IN CASH ........................................       --
CASH BALANCE AT BEGINNING OF PERIOD ....................................       --
                                                                         ------------
CASH BALANCE AT END OF PERIOD .......................................... $     --
                                                                         ============
Cash paid during the period for interest ............................... $  6,090,269
                                                                         ============

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2000
NOTES TO FINANCIAL STATEMENTS September 30, 1998



1. ORGANIZATION AND ACCOUNTING POLICIES

TCW/DW Term Trust 2000 (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide a high level of current income and return $10 per share to shareholders on the termination date. The Trust seeks to achieve its objective by investing in high quality fixed-income securities. The Trust was organized as a Massachusetts business trust June 16, 1993 and commenced operations on November 30, 1993. The Trust will distribute substantially all of its net assets on or about December 31, 2000 and will then terminate.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:


A. VALUATION OF INVESTMENTS -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by TCW Funds Management, Inc. (the "Adviser") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and
(4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.


B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

TCW/DW TERM TRUST 2000
NOTES TO FINANCIAL STATEMENTS September 30, 1998, continued

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


E. ORGANIZATIONAL EXPENSES -- Morgan Stanley Dean Witter Advisors Inc., formerly Dean Witter InterCapital Inc., an affiliate of Morgan Stanley Dean Witter Services Company Inc. (the "Manager"), paid the organizational expenses of the Trust in the amount of approximately $33,500 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.


2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement, the Trust pays the Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.36% to the Trust's weekly net assets.

Under the terms of the Management Agreement, the Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.


3. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement, the Trust pays the Adviser an advisory fee, accrued weekly and payable monthly, by applying the annual rate of 0.24% to the Trust's weekly net assets.

TCW/DW TERM TRUST 2000
NOTES TO FINANCIAL STATEMENTS September 30, 1998, continued

Under the terms of the Investment Advisory Agreement, the Trust has retained the Adviser to invest the Trust's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Trust in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Trust, who are employees of the Adviser.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended September 30, 1998 were as follows:


                                                                                   SALES/
                                                                 PURCHASES       PREPAYMENTS
                                                              --------------   --------------
U.S. Government Agencies ..................................         --          $61,301,141
Private Issue Collateralized Mortgage Obligations .........    $26,937,530       44,019,402
Municipal Bonds ...........................................         --           23,466,420

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Manager, is the Trust's transfer agent. At September 30, 1998, the Trust had transfer agent fees and expenses payable of approximately $900.


5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:


                                                                                                                CAPITAL
                                                                                                                PAID IN
                                                                                               PAR VALUE       EXCESS OF
                                                                                 SHARES        OF SHARES       PAR VALUE
                                                                            ---------------   -----------   ---------------
Balance, September 30, 1996 .............................................      52,130,428      $ 521,304     $ 501,952,187
Treasury shares purchased and retired (weighted average discount 7.49%)*       (3,120,300)       (31,203)      (26,370,473)
                                                                               ----------      ---------     -------------
Balance, September 30, 1997 .............................................      49,010,128        490,101       475,581,714
Treasury shares purchased and retired (weighted average discount 4.97%)*       (2,932,700)       (29,327)      (27,064,747)
                                                                               ----------      ---------     -------------
Balance, September 30, 1998 .............................................      46,077,428      $ 460,774     $ 448,516,967
                                                                               ==========      =========     =============

---------------
*     The Trustees have voted to retire the shares purchased.


6. FEDERAL INCOME TAX STATUS

During the year ended September 30, 1998, the Trust utilized approximately $291,000 of its net capital loss carryover. At September 30, 1998, the Trust had a net capital loss carryover of approximately $3,129,000 which will be available to offset future capital gains to the extent provided by regulations.

TCW/DW TERM TRUST 2000
NOTES TO FINANCIAL STATEMENTS September 30, 1998, continued

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $312,000 during fiscal 1998.


7. REVERSE REPURCHASE AND DOLLAR ROLL AGREEMENTS

Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Trust is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase or dollar roll agreement files for bankruptcy or becomes insolvent, the Trust's use of proceeds may be restricted pending a determination by the other party, its trustee or receiver, whether to enforce the Trust's obligation to repurchase the securities.

Reverse repurchase agreements are collateralized by Trust securities with a market value in excess of the Trust's obligation under the contract. At September 30, 1998 securities valued at $63,031,490 were pledged as collateral.


At September 30, 1998, the reverse repurchase agreements outstanding were $60,906,000 with a weighted interest rate of 5.55% maturing within 43 days. The maximum and average daily amounts outstanding during the period were $127,204,000 and $105,897,271, respectively. The weighted average interest rate during the period was 5.64%.


8. DIVIDENDS

The Trust declared the following dividends from net investment income:



     DECLARATION          AMOUNT PER           RECORD               PAYABLE
         DATE                SHARE              DATE                 DATE
---------------------   --------------   ------------------   ------------------
 September 29, 1998     $ 0.0465          October 9, 1998      October 23, 1998
  October 27, 1998      $ 0.0465         November 6, 1998     November 20, 1998

9. LITIGATION

Four purported class actions lawsuits have been filed in the Superior Court for the State of California, County of Orange, against some of the Trust's Trustees and officers, one of its underwriters, the lead representative of its underwriters, the Adviser, the Manager and other defendants -- but not against the Trust -- by certain shareholders of the Trust and other trusts for which the defendants act in similar capacities. These plaintiffs generally allege violations of state statutory and common law in connection with the marketing of the Trust to customers of one of the underwriters. Damages, including punitive damages, are sought in an unspecified amount. On or about October 20, 1995, the plaintiffs filed an

TCW/DW TERM TRUST 2000
NOTES TO FINANCIAL STATEMENTS September 30, 1998, continued

amended complaint consolidating these four actions. The defendants thereafter filed answers and affirmative defenses to the consolidated amended complaint. The defendants' answers deny all of the material allegations of the plaintiff's complaint. In 1996, the plaintiffs voluntarily dismissed, without prejudice, their claims against two defendants who were independent Trustees of the Trust. In March 1997, all of the remaining defendants in the litigation filed motions for judgment on the pleadings, seeking dismissal of all of the claims against them. The defendant's motions were fully briefed by all parties and were the subject of a hearing before the Court on April 18, 1997. In July 1997, the Court denied the motion for judgement on the pleadings. In August, 1997, plaintiffs filed a motion for class certification. In their motion, the plaintiffs requested certification of a "nationwide" class of Term Trust purchasers. On June 1, 1998, the Court granted in part and denied in part the plaintiffs' motion for class certification. The Court ruled that plaintiffs' motion was "granted as to [a California] statewide class," but was "denied as to a nationwide class." Certain of the defendants in these suits have asserted their right to indemnification from the Trust. The ultimate outcome of these matters is not presently determinable, and no provision has been made in the Trust's financial statements for the effect, if any, of such matters.

TCW/DW TERM TRUST 2000
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                       FOR THE YEAR ENDED SEPTEMBER 30,
                                                            ------------------------------------------------------
                                                                 1998          1997          1996         1995
                                                            ------------- ------------- ------------- ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ......................   $  9.52       $  8.81       $  8.71       $ 7.48
                                                              -------       -------       -------       ------
Net investment income .....................................      0.59          0.60          0.59         0.56
Net realized and unrealized gain (loss) ...................      0.53          0.66          (0.09)       1.14
                                                              -------       -------       --------      ------
Total from investment operations ..........................      1.12          1.26          0.50         1.70
                                                              -------       -------       --------      ------
Less dividends from net investment income .................     (0.56)        (0.59)        (0.46)       (0.49)
                                                              --------      --------      --------      -------
Anti-dilutive effect of acquiring treasury shares .........      0.03          0.04          0.06         0.02
                                                              --------      --------      --------      -------
Less offering costs charged against capital ...............       --            --            --           --
                                                              --------      --------      --------      -------
Net asset value, end of period ............................   $ 10.11       $  9.52       $  8.81       $ 8.71
                                                              ========      ========      ========      =======
Market value, end of period ...............................   $ 9.688       $ 8.875       $ 7.875       $ 7.50
                                                              ========      ========      ========      =======
TOTAL INVESTMENT RETURN+ ..................................     15.92%        20.80%        11.29%        1.87%

RATIOS TO AVERAGE NET ASSETS:
Operating expenses ........................................      0.73%         0.71%         0.73%        0.76%
Interest expense ..........................................      1.31%         1.69%         1.66%        2.49%
Total expenses ............................................      2.04%         2.40%         2.39%        3.25%
Net investment income .....................................      5.84%         6.33%         6.46%        7.12%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...................  $465,845      $466,424      $459,223     $480,956
Portfolio turnover rate ...................................         5%           13%           31%          --++

                                                               FOR THE PERIOD
                                                             NOVEMBER 30, 1993*
                                                                  THROUGH
                                                             SEPTEMBER 30, 1994
                                                            -------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ......................      $  9.50
                                                                 --------
Net investment income .....................................         0.56
Net realized and unrealized gain (loss) ...................        (2.09)
                                                                 --------
Total from investment operations ..........................        (1.53)
                                                                 --------
Less dividends from net investment income .................        (0.48)
                                                                 --------
Anti-dilutive effect of acquiring treasury shares .........          --
                                                                 --------
Less offering costs charged against capital ...............        (0.01)
                                                                 --------
Net asset value, end of period ............................      $  7.48
                                                                 ========
Market value, end of period ...............................      $ 7.875
                                                                 ========
TOTAL INVESTMENT RETURN+ ..................................       (16.87)%(1)

RATIOS TO AVERAGE NET ASSETS:
Operating expenses ........................................         0.74%(2)
Interest expense ..........................................         1.41%(2)
Total expenses ............................................         2.15%(2)
Net investment income .....................................         8.08%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...................     $422,478
Portfolio turnover rate ...................................           48%(1)

-------------
*      Commencement of operations.
+ Total investment return is based upon the current market value on the first day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's reinvestment plan. Total investment return does not reflect brokerage commissions.
++     Less than 0.5%.
(1)    Not annualized.
(2)    Annualized.




                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2000
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF TCW/DW TERM TRUST 2000

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Term Trust 2000 (the "Trust") at September 30, 1998, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period November 30, 1993 (commencement of operations) through September 30, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
November 6, 1998

TRUSTEES
John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire
Dr. Manuel H. Johnson
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Thomas E. Larkin, Jr.
President

Barry Fink
Vice President, Secretary and
General Counsel

Philip A. Barach
Vice President

Jeffrey E. Gundlach
Vice President

Frederick H. Horton
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER
Morgan Stanley Dean Witter Services Company Inc.

ADVISER
TCW Funds Management, Inc.



TCW/DW

TERM TRUST
2000


[GRAPHIC]


Annual Report
September 30, 1998